UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 1, 2005

Date of Report (Date of earliest event reported)
EMDEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition
     As previously disclosed, on September 28, 2005, WebMD Health Corp. (which we refer to as WHC) sold to the public, in an initial public offering, 7,935,000 shares of its Class A Common Stock at $17.50 per share. Prior to that time, WHC was a wholly owned subsidiary of the Registrant. As of the date of this Current Report, the Registrant owns 48,100,000 shares of Class B Common Stock of WHC, representing ownership of approximately 85.8% of the outstanding Common Stock of WHC. WHC Class A Common Stock has one vote per share while WHC Class B Common Stock has five votes per share. Therefore, the WHC Class B Common Stock owned by the Registrant represents approximately 96.8% of the combined voting power of WHC’s outstanding Common Stock.
     On November 1, 2005, WHC issued a press release announcing its results for the quarter ended September 30, 2005. A copy of the press release is incorporated by reference, as Exhibit 99.1 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by WHC. A copy of the financial tables that accompanied the press release is incorporated by reference, as Exhibit 99.2 hereto, from Exhibit 99.2 to the Current Report on Form 8-K filed today by WHC. Exhibits 99.1 and 99.2 to this Current Report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 7.01.     Regulation FD Disclosure
     A copy of certain forward-looking financial information expected to be discussed on the previously announced conference call with investors and analysts to be held by WHC at 4:45 p.m., Eastern time, today (November 1, 2005) is incorporated by reference, as Exhibit 99.3 hereto, from Exhibit 99.3 to the Current Report on Form 8-K filed today by WHC. The call can be accessed at www.wbmd.com (in the Investor Relations section) and a replay will be available at the same location.
     Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
*       *       *
     On November 1, 2005, a wholly-owned subsidiary of WHC entered into an Asset Purchase Agreement with Conceptis Technologies Inc., a Canadian corporation, pursuant to which the subsidiary agreed to purchase substantially all of the assets of Conceptis and agreed to assume certain liabilities. The purchase price for the acquisition is $19,000,000 in cash plus the assumed liabilities. The closing of the acquisition is subject to standard closing conditions, including the receipt of shareholder approval by the shareholders of Conceptis.
     On November 1, 2005, WHC issued a press release announcing its results for the quarter ended September 30, 2005 and its entry into the Asset Purchase Agreement. A copy of the press release is incorporated by reference, as Exhibit 99.1 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by WHC. Exhibit 99.1 to this Current Report is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.     Financial Statements and Exhibits
(c)      Exhibits
The following exhibits are furnished herewith:

99.1	Press Release, dated November 1, 2005, regarding WebMD Health Corp.’s results for the quarter ended September 30, 2005 and its agreement to acquire Conceptis Technologies Inc. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 1, 2005)

99.2	Financial Tables accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 1, 2005)

99.3	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 1, 2005)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: November 1, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated November 1, 2005, regarding WebMD Health Corp.’s results for the quarter ended September 30, 2005 and its agreement to acquire Conceptis Technologies Inc. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 1, 2005)

99.2	Financial Tables accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 1, 2005)

99.3	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on November 1, 2005)

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